VONTOBEL GLOBAL EMERGING MARKETS EQUITY INSTITUTIONAL FUND

VONTOBEL GLOBAL EQUITY INSTITUTIONAL FUND

VONTOBEL INTERNATIONAL EQUITY INSTITUTIONAL FUND

SERIES OF THE ADVISERS INVESTMENT TRUST

Supplement dated December 21, 2018

to the Prospectus dated January 28, 2018

IMPORTANT NOTICE REGARDING FUND REORGANIZATION

At a meeting held on December 12, 2018, the Board of Trustees of the Advisers Investment Trust (the “Board”) approved, subject to shareholder approval, a proposed reorganization of the Vontobel Global Emerging Markets Equity Institutional Fund, the Vontobel International Equity Institutional Fund, and the Vontobel Global Equity Institutional Fund (each a “Fund,” together the “Funds”) into series of the Virtus Opportunites Trust (the “Reorganization”) as follows:

Advisers Investment Trust	Series of the Virtus Opportunities Trust (“Surviving Funds”)
Vontobel Global Emerging Markets Equity Institutional Fund	Virtus Vontobel Emerging Markets Opportunities Fund
Vontobel Global Equity Institutional Fund	Virtus Vontobel Global Opportunities Fund
Vontobel International Equity Institutional Fund	Virtus Vontobel Foreign Opportunities Fund

Vontobel Asset Management, Inc. (the “Adviser”), the investement adviser to the Funds, recommended the Reorganization to the Board. In order to accomplish the Reorganization, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization for each Fund (the “Plan”). After the Reorganization, the Surviving Funds will continue to be managed by the Adviser in accordance with substantially similar investment objectives and strategies as those utilized immediately prior to the Reorganization.

The Plan provides for (1) the transfer of each Fund’s assets and stated liabilities to the respective Surviving Fund in exchange solely for R6 class shares of the Surviving Fund; and (2) the Fund to distribute to its shareholders the R6 class shares of the respective Surviving Fund received in the exchange. Shareholders of the Funds will receive the number of full and fractional shares of the R6 class of the respective Surviving Funds equal in value to the full and fractional shares of the Funds held by the shareholders prior to the Reorganization. The Reorganization is intended to qualify as a tax-free transaction for federal income tax purposes.

The Board has called a shareholder meeting where shareholders will consider and vote on the Plan. This meeting will occur at the offices of The Northern Trust Company, the administrator of the Advisers Investment Trust, 50 S. LaSalle Street, Chicago, Illinois 60606, on or about March 11, 2019 at 9:00 a.m. Central time. If approved by shareholders, the Reorganization is scheduled to occur on or about March 22, 2019.

The Board has set January 11, 2019 as the record date. Only shareholders of record can vote in person or by proxy at the shareholder meeting.

This Supplement and the Prospectus and Statement of Additional Information should be retained for future reference.